Exhibit 10.1

September 9, 2021

Gevo, Inc.

345 Inverness Drive South

Building C, Suite 310

Englewood, Colorado 80112

Attention: Patrick R. Gruber, Chief Executive Officer

Dear Mr. Gruber:

Reference is made to the At The Market Offering Agreement, dated as of February 13, 2018 and as amended on June 20, 2018, June 25, 2018, June 28, 2018, August 15, 2019 and December 30, 2020 (the “ATM Agreement”), between Gevo, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”). This letter (the “Amendment”) constitutes an agreement between the Company and Wainwright to amend the ATM Agreement as set forth herein. Defined terms that are used but not defined herein shall have the meanings ascribed to such terms in the ATM Agreement.

1.       The defined term “Agreement” in the ATM Agreement is amended to mean the ATM Agreement as amended by this Amendment.

2.       Section 1 of the ATM Agreement is hereby amended by amending and restating the term “Registration Statement” it its entirety as follows:

““Registration Statement” shall mean, collectively, (i) for the period from February 13, 2018 until August 2, 2019, the shelf registration statement (File Number 333-211370) on Form S-3 that was initially declared effective by the Commission on August 2, 2016 and (ii) for the period from August 15, 2019 until September 8, 2021, the shelf registration statement (File Number 333-226686) on Form S-3 that was declared effective by the Commission on August 28, 2018, and (iii) for the period from September 9, 2021 and thereafter, the automatic shelf registration statement (File Number 333-252229) on Form S-3ASR that was declared effective upon its filing with the Commission on January 19, 2021, including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.”

3.       Section 3(a) of the ATM Agreement is hereby amended by inserting, immediately following the second sentence of Section 3(a), as follows:

“The Company has paid or, prior to any Settlement Date, will have paid the necessary filing fees to the Commission with respect to the Registration Statement.”

4.         The Company and Wainwright hereby agree that the date of this Amendment shall be a Representation Date under the ATM Agreement, pursuant to which the Company shall deliver the deliverables required by Sections 4(k) and 4(l) of the ATM Agreement and a certificate of the Company’s Chief Financial Officer and Chief Accounting Officer in the form of Exhibit A hereto on the date hereof, and the Company shall file a Prospectus Supplement with the Commission on the date hereof. The Company shall deliver to Wainwright the deliverable required by Section 4(m) of the ATM Agreement within five (5) Business Days of the date hereof.

5.         In connection with this Amendment, the Company shall reimburse Wainwright for its expenses in the amount of $50,000, which shall be paid on the date hereof.

6.         Except as expressly set forth herein, all of the terms and conditions of the ATM Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

7.         This Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by the Company and Wainwright, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the ATM Agreement as of the date indicated above.

Very truly yours, H.C. WAINWRIGHT & CO., LLC

By: /s/ Mark W. Viklund Name: Mark W. Viklund Title: Chief Executive Officer

Accepted and Agreed:

GEVO, INC.

By: /s/ Patrick R. Gruber

Name: Patrick R. Gruber

Title: Chief Executive Officer

[SIGNATURE PAGE TO GEVO AMENDMENT TO ATM AGREEMENT]

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